Exhibit 10(b) Consent of Attorneys


Christopher S. Petito                                        202-986-8283


                                 April 13, 2006


Allstate Life Insurance Company of New York
3100 Sanders Road
Northbrook, Illinois  60062

Ladies and Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in this Post-Effective Amendment No. 11 to the Registration Statement No. 333-61698 of Allstate Life of New York Separate Account A on Form N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                               Very truly yours,

                               LeBoeuf, Lamb, Greene & MacRae, LLP

                               /s/ Christopher S. Petito
                            By:---------------------------
                                  Christopher S. Petito